 INDEX                                                             EXHIBIT 14
 TO
 FINANCIAL STATEMENTS                                                Page
                                                                    Number

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma
   as of September 30, 1996                                          3 - 4

 Consolidated Statement of Income for the Twelve Months Ended
   September 30, 1996                                                 5

 Consolidated Statement of Retained Earnings for the Twelve Months
   Ended September 30, 1996                                           6

 Statements of Long-Term Debt Outstanding as of September 30, 1996  7 - 10

 Statements of Preferred Stock Outstanding as of September 30, 1996   11


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996    12

 Statement of Income for the Twelve Months Ended September 30, 1996   13


 CENTRAL POWER AND LIGHT COMPANY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996 14 - 15

 Statement of Income for the Twelve Months Ended September 30, 1996   16

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1996                                                 17


 PUBLIC SERVICE COMPANY OF OKLAHOMA

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996 18 - 19

 Statement of Income for the Twelve Months Ended September 30, 1996   20

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1996                                                 21


 SOUTHWESTERN ELECTRIC POWER COMPANY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996 22 - 23

 Statement of Income for the Twelve Months Ended September 30, 1996   24

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1996                                                 25

 INDEX
 TO
 FINANCIAL STATEMENTS
                                                                     Page
 (CONTINUED)                                                        Number


 WEST TEXAS UTILITIES COMPANY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996 26 - 27

 Statement of Income for the Twelve Months Ended September 30, 1996   28

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1996                                                 29


 CENTRAL AND SOUTH WEST SERVICES, INC.

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996 30 - 31

 Statement of Income for the Twelve Months Ended September 30, 1996   32

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1996                                                 33


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS                              34

 STATEMENT OF CHANGES                                                 35

 CAPITALIZATION RATIOS - Per books and Pro forma                      36

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                           37

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------
 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                  $5,833               $5,833
     Transmission                                 1,521                1,521
     Distribution                                 4,040                4,040
     General                                      1,297                1,297
     Construction work in progress                  203                  203
     Nuclear fuel                                   175                  175
   Other Diversified                                 57                   57
                                               --------  --------   --------
                                                 13,126               13,126
   Less - Accumulated depreciation                4,820                4,820
                                               --------  --------   --------
                                                  8,306                8,306
                                               --------  --------   --------
 CURRENT ASSETS
   Cash and temporary cash investments              422                  422
   Special Deposits                                  60                   60
   Accounts receivable                            1,216                1,216
   Materials and supplies, at average cost          179                  179
   Electric fuel inventory, substantially at
      average cost                                  111                  111
   Prepayments and other                            164                  164
                                               --------  --------   --------
                                                  2,152                2,152
                                               --------  --------   --------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                             505                  505
   Mirror CWIP asset - net                          302                  302
   Other non-utility investments                    292                  292
   Income tax related regulatory assets, net        239                  239
   Goodwill                                       1,374                1,374
   Other                                            422                  422
                                               --------  --------   --------
                                                  3,134                3,134
                                               --------  --------   --------
                                                $13,592        $0    $13,592
                                               ========  ========   ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 210,800,000 shares     $737                 $737
     Paid-in capital                                999                  999
     Retained earnings                            1,996                1,996
     Foreign currency translation adjustment         (3)                  (3)
                                               --------  --------   --------
     Total Common Stock Equity                    3,729                3,729

   Preferred stock
     Not subject to mandatory redemption            293                  293
     Subject to mandatory redemption                 32                   32
   Long-term debt                                 4,315                4,315
                                               --------  --------   --------
     Total Capitalization                         8,369                8,369
                                               --------  --------   --------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                        65                   65
   Short-term debt                                  378                  378
   Short-term debt - CSW Credit                     809                  809
    Loan Notes                                       97                   97
   Accounts payable                                 457                  457
   Accrued taxes                                    451                  451
   Accrued interest                                  74                   74
   Other                                            175                  175
                                               --------  --------   --------
                                                  2,506                2,506
                                               --------  --------   --------
 DEFERRED CREDITS
   Accumulated deferred income taxes              2,229                2,229
   Investment tax credits                           295                  295
   Other                                            193                  193
                                               --------  --------   --------
                                                  2,717                2,717
                                               --------  --------   --------
                                                $13,592        $0    $13,592
                                               ========  ========   ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 OPERATING REVENUES                              $4,806
                                               --------
 OPERATING EXPENSES AND TAXES
   Fuel and purchased power                       1,193
   United Kingdom Cost of Sales                   1,118
   Other operating                                  719
   Maintenance                                      154
   Depreciation and amortization                    454
   Taxes, other than income                         177
   Income taxes                                     233
                                               --------
                                                  4,048
                                               --------
 OPERATING INCOME                                   758
                                               --------

 OTHER INCOME AND DEDUCTIONS                        (45)
                                               --------
                                                    (45)

 INCOME BEFORE INTEREST CHARGES                     713
                                               --------
 INTEREST CHARGES
   Interest on long-term debt                       300
   Interest on short-term debt and other             99
                                               --------
                                                    399
                                               --------

 INCOME FROM CONTINUING OPERATIONS                  314

 DISCONTINUED OPERATIONS
   Income from discontinued operations, net
     of tax                                          23
   Gain on the sale of discontinued
     operations, net of tax                         113
                                               --------
                                                    136
                                               --------

 NET INCOME                                         450
   Preferred stock dividends                         18
                                               --------
 NET INCOME FOR COMMON STOCK                       $432
                                               ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT SEPTEMBER 30, 1995         $1,914

 Add: Net income for common stock                   432
                                               --------
                                                  2,346

 Deduct: Common stock dividends                     348
                  Retained earnings adjustment        2
                                               --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1996         $1,996
                                               ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)


 CENTRAL POWER AND LIGHT COMPANY
  First mortgage bonds -
 Series J, 6-5/8%, due January 1, 1998                        $28
 Series L, 7%, due February 1, 2001                            36
 Series T, 7-1/2%, due December 15, 2014                      112
 Series AA, 7-1/2%,  due March 1, 2020                         50
 Series BB, 6%, due  October 1, 1997                          200
 Series CC, 7-1/4%,  due October 1, 2004                      100
 Series DD, 7-1/8%,  due December 1, 1999                      25
 Series EE, 7-1/2%,  due December 1, 2002                     115
 Series FF, 6-7/8%,  due February 1, 2003                      50
 Series GG, 7-1/8%,  due February 1, 2008                      75
 Series HH, 6%, due  April 1, 2000                            100
 Series II, 7-1/2%,  due April 1, 2023                        100
 Series JJ, 7-1/2%,  due May 1, 1999                          100
 Series KK, 6-5/8%,  due July 1, 2005                         200

 Installment sales agreements -
   Pollution control bonds
     Series 1984, 7-7/8%, due September 15, 2014                6
     Series 1986, 7-7/8%, due December 1, 2016                 60
     Series 1993, 6%, due July 1, 2028                        120
     Series 1995, 6-1/10%, due July 1, 2028                   101
     Series 1995, variable, due November 1, 2015               41
 Unamortized discount                                          (6)
 Unamortized costs of reacquired debt                         (91)
                                                         --------
                                                           $1,522
                                                         --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 PUBLIC SERVICE COMPANY OF OKLAHOMA
 First mortgage bonds -
   Series K, 7-1/4%, due January 1, 1999                      $25
   Series L, 7-3/8%, due March 1, 2002                         30
   Series S, 7-1/4%, due July 1, 2003                          65
   Series T, 7-3/8%, due December 1, 2004                      50
   Series U, 6-1/4%, due April 1, 2003                         35
   Series V, 7-3/8%, due April 1, 2023                        100
   Series W, 6-1/2%, due June 1, 2005                          50
 Long-term note
   Series A-1, 5.89%, due December 15, 2000                    10
   Series A-2, 5.91%, due March 1, 2001                         6
   Series A-3, 6.02%, due March 1, 2001                         5
   Series A-4, 6.02%, due March 1, 2001                         9
   Series A-5, 6.43%, due March 30, 2000                       10
 Installment sales agreements -
   Pollution control bonds
     Series A, 5.9%, due December 1, 2007                      35
     Series 1984 7-7/8, due September 15, 2014                 12 *
 Unamortized discount                                          (4)
 Unamortized costs of reacquired debt                         (18)
                                                         --------
*   Rounded down from 12,660,000                             $420
                                                         --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

 SOUTHWESTERN ELECTRIC POWER COMPANY
 First mortgage bonds -
   Series V, 7-3/4%, due June 1, 2004                         $40
   Series W, 6-1/8%, due September 1, 1999                     40
   Series X, 7%, due September 1, 2007                         90
   Series Y, 6-5/8%, due February 1, 2003                      55
   Series Z, 7-1/4%, due July 1, 2023                          45
   Series  AA, 5-1/4%, due April 1, 2000                       45
   Series  BB, 6-7/8%, due October 1, 2025                     80
   1976 Series A, 6.2%, due November 1, 2006                    7
   1976 Series B, 6.2%, due November 1, 2006                    1
 Installment sales agreements -
   Pollution control bonds
     1978 Series A, 6%, due January 1, 2008                    14
     Series 1986, 8.2%, due July 1, 2014                       82
     1991 Series A, 8.2%, due August 1, 2011                   17
     1991 Series B, 6.9%, due November 1, 2004                 12
     Series 1992, 7.6%, due January 1, 2019                    54
 Bank loan, variable rate, due June 15, 2000                   50
 Railcar lease obligations                                     11
 Unamortized premium                                            1
 Unamortized costs of reacquired debt                         (44)
 Amount to be redeemed within one year                         (4)
                                                         --------
                                                             $596
                                                         --------
 WEST TEXAS UTILITIES COMPANY
 First mortgage bonds -
   Series P, 7-3/4%, due July 1, 2007                          25
   Series Q, 6-7/8%, due October 1, 2002                       35
   Series R, 7%, due October 1, 2004                           40
   Series S, 6-1/8%, due February 1, 2004                      40
   Series T, 7-1/2%, due April 1, 2000                         40
   Series U, 6-3/8%, due October 1, 2005                       80
 Installment sales agreement -
   Pollution control bonds
   Series 1984, 7-7/8%, due September 15, 2014                 44
 Unamortized discount and premium                              (1)
 Unamortized costs of reacquired debt                         (29)
                                                         --------
                                                             $274
                                                         --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (millions)

CSW U.K. GROUP
 Long-term debt facility, floating rate, due 2001            $729
 Eurobond, 8-1/2%, due October 3, 2005                        156
 Eurobond, 8-7/8%, due September 27, 2006                     156
 Notes, 6.95%, due August 1, 2001    *                        202
 Notes, 7.45%, due August 1, 2006    *                        202
 Unamortized discount and premium                              (2)
                                                        --------
                                                           $1,443
                                                        --------
     *  The $202 million amounts result from a U.S.
        dollar to British pound cross currency swap and the subsequent translation of those pounds back into U.S. dollars for U.S. reporting purposes.

 CENTRAL AND SOUTH WEST SERVICES, INC.
   Term loan facility, Variable rate, due
     December 1, 2001                                          60
                                                         --------
                                                              $60
                                                         --------
   TOTAL CONSOLIDATED                                      $4,315
                                                         ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF PREFERRED STOCK OUTSTANDING
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)


 NOT SUBJECT TO MANDATORY REDEMPTION

 CENTRAL POWER AND LIGHT COMPANY
   4.00% Series,   100,000 shares                             $10
   4.20% Series,    75,000 shares                               7
   7.12% Series,   260,000 shares                              26
   8.72% Series,   500,000 shares                              50
   Auction Money Market,   750,000 shares                      75
   Auction Series A,  425,000 shares                           43
   Auction Series B,  425,000 shares                           43
   Issuance expense                                            (3)
                                                         --------
                                                             $251
                                                         --------
 PUBLIC SERVICE COMPANY OF OKLAHOMA

   4.00% Series,    97,900 shares                             $10
   4.24% Series,   100,000 shares                              10
                                                         --------
                                                              $20
                                                         --------
 SOUTHWESTERN ELECTRIC POWER COMPANY

   5.00% Series,    75,000 shares                              $8
   4.65% Series,    25,000 shares                               2
   4.28% Series,    60,000 shares                               6
                                                         --------
                                                              $16
                                                         --------
 WEST TEXAS UTILITIES COMPANY
   4.40% Series,    60,000 shares                               6
                                                         --------
 Total Consolidated                                          $293
                                                         ========
 SUBJECT TO MANDATORY REDEMPTION

   SOUTHWESTERN ELECTRIC POWER COMPANY
     6.95% Series, 352,000 shares                             $34
     Amount to be redeemed within one year                     (2)
                                                         --------
     Total Consolidated                                       $32
                                                         ========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                         $4                   $4
   Less - Accumulated depreciation                   (1)                  (1)
                                               --------  --------   --------
 NET PLANT                                            3                    3

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)            3,914                3,914
                                               --------  --------   --------

 CURRENT ASSETS
   Cash and temporary cash investments                5                    5
   Advances to affiliates                           208                  208
   Accounts receivable - Affiliated                 162                  162
   Prepayments and other                              8                    8
                                               --------  --------   --------
                                                    383                  383
                                               --------  --------   --------
 DEFERRED CHARGES AND OTHER ASSETS                   58                   58
                                               --------  --------   --------
                                                 $4,358        $0     $4,358
                                               ========  ========   ========

 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 210,800,000 shares     $737                 $737
   Paid-in capital                                  999                  999
   Retained earnings                              1,996                1,996
                                               --------  --------   --------
      Total Common Stock Equity                   3,732                3,732
                                               --------  --------   --------

   Long-term debt                                     0                    0
                                               --------  --------   --------
     Total Capitalization                         3,732                3,732
                                               --------  --------   --------

 CURRENT LIABILITIES
   Short-term debt                                  378                  378
   Accounts payable and other                       214                  214
                                               --------  --------   --------
                                                    592                  592
                                               --------  --------   --------
 DEFERRED CREDITS                                    34                   34
                                               --------  --------   --------
                                                 $4,358        $0     $4,358
                                               ========  ========   ========

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                         $152
     Public Service Company of Oklahoma                        35
     Southwestern Electric Power Company                       73
     West Texas Utilities Company                              17
     SEEBOARD plc                                              62
     Transok, Inc.                                             22
     CSW Credit, Inc.                                           8
     CSW Energy, Inc.                                          (9)
     CSW Leasing, Inc.                                          1
     CSW International, Inc.                                   (4)
     CSW Communications, Inc.                                  (3)
     Enershop Inc.                                             (1)
     Central and South West Services, Inc.                      0
   Other Income                                                53
                                                         --------
                                                             $406
                                                         --------
 EXPENSES AND TAXES

    General and administrative expenses                        32
    Interest expense                                           59
    Federal income taxes                                       (4)
                                                         --------
                                                               87
                                                         --------
 DISCONTINUED OPERATIONS
    Gain on sale of discontinued operations, net of tax       113
                                                         --------

 NET INCOME                                                  $432
                                                         ========

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------
 ASSETS

 FIXED ASSETS
   Electric utility plant
   Production                                    $3,108               $3,108
   Transmission                                     500                  500
   Distribution                                     938                  938
   General                                          265                  265
   Construction work in progress                     82                   82
   Nuclear fuel                                     175                  175
                                               --------  --------   --------
                                                  5,068                5,068
   Less - Accumulated depreciation
     and amortization                             1,674                1,674
                                               --------  --------   --------
                                                  3,394                3,394
                                               --------  --------   --------
 CURRENT ASSETS
   Cash and temporary cash investments                6                    6
   Special deposits                                  60                   60
   Accounts receivable                               36                   36
   Under-recovered fuel costs                        23                   23
   Materials and supplies, at average cost           76                   76
   Fuel inventory, at average cost                   16                   16
   Accumulated deferred income taxes                  9                    9
   Prepayments and other                              2                    2
                                               --------  --------   --------
                                                    228                  228
                                               --------  --------   --------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred STP costs                               481                  481
   Mirror CWIP asset                                302                  302
   Income tax related regulatory assets, net        337                  337
   Other                                            125                  125
                                               --------  --------   --------
                                                  1,245                1,245
                                               --------  --------   --------
                                                 $4,867        $0     $4,867
                                               ========  ========   ========

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $25 par value;
     authorized 12,000,000 shares;
     issued and outstanding 6,755,535 shares       $169                 $169
    Paid-in capital                                 405                  405
    Retained earnings                               872                  872
                                               --------  --------   --------
      Total common stock equity                   1,446                1,446


    Preferred stock
     Not subject to mandatory redemption            251                  251
     Long-term debt                               1,522                1,522
                                               --------  --------   --------
      Total capitalization                        3,219                3,219
                                               --------  --------   --------

 CURRENT LIABILITIES
    Long-term debt due within twelve months          60                   60
    Advances from affiliates                         58                   58
    Accounts payable                                 50                   50
    Accrued taxes                                    99                   99
    Accrued interest                                 36                   36
    Other                                            36                   36
                                               --------  --------   --------
                                                    339                  339
                                               --------  --------   --------

 DEFERRED CREDITS
   Accumulated deferred income taxes              1,150                1,150
    Investment tax credits                          148                  148
    Other                                            11                   11
                                               --------  --------   --------
                                                  1,309                1,309
                                               --------  --------   --------
                                                 $4,867        $0     $4,867
                                               ========  ========   ========

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                      $1,289
                                               --------

 OPERATING EXPENSES AND TAXES
   Fuel and purchased power                         378
   Other operating                                  219
   Maintenance                                       59
   Depreciation and amortization                    165
   Taxes, other than income                          78
   Income taxes                                      98
                                               --------
                                                    997
                                               --------
 OPERATING INCOME                                   292
                                               --------
 OTHER INCOME AND DEDUCTIONS
   Other                                              1
                                               --------
                                                      1
                                               --------

 INCOME BEFORE INTEREST CHARGES                     293
                                               --------
 INTEREST CHARGES
   Interest on long-term debt                       110
   Interest on short-term debt and other             17
                                               --------
                                                    127
                                               --------

 NET INCOME                                         166

 PREFERRED STOCK DIVIDENDS                           14
                                               --------
 NET INCOME FOR COMMON STOCK                       $152
                                               ========

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT SEPTEMBER 30, 1995           $886
 Add: Net income (loss) for common stock            152
                                               --------
                                                  1,038
 Deduct: Common stock dividends                     166
                                               --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1996           $872
                                               ========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------
 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                     $902                 $902
    Transmission                                    371                  371
    Distribution                                    761                  761
    General                                         186                  186
    Construction work in progress                    46                   46
                                               --------  --------   --------
                                                  2,266                2,266
    Less - Accumulated depreciation                 973                  973
                                               --------  --------   --------
                                                  1,293                1,293
                                               --------  --------   --------
 CURRENT ASSETS
    Cash and temporary cash investments               1                    1
    Accounts receivable                              27                   27
    Materials and supplies, at average cost          36                   36
    Fuel inventory, at LIFO cost                     15                   15
    Accumulated deferred income taxes                 2                    2
    Prepayments                                       2                    2
                                               --------  --------   --------
                                                     83                   83
                                               --------  --------   --------
 DEFERRED CHARGES AND OTHER ASSETS                   58                   58
                                               --------  --------   --------
                                                 $1,434        $0     $1,434
                                               ========  ========   ========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $15 par value;
     authorized 11,000,000 shares;
     issued 10,482,000 shares;
     outstanding 9,013,000 shares                  $157                 $157
    Paid-in capital                                 180                  180
    Retained earnings                               147                  147
                                               --------  --------   --------
      Total common stock equity                     484                  484


    Preferred stock                                  20                   20
    Long-term debt                                  420                  420
                                               --------  --------   --------
      Total capitalization                          924                  924
                                               --------  --------   --------

 CURRENT LIABILITIES
    Long-term debt due within twelve months           0                    0
    Advances from affiliates                         30                   30
    Payable to affiliates                            20                   20
    Accounts payable                                 41                   41
    Payables to customers                            14                   14
    Accrued taxes                                    44                   44
    Accrued interest                                 11                   11
    Other                                             9                    9
                                               --------  --------   --------
                                                    169                  169
                                               --------  --------   --------

 DEFERRED CREDITS
   Accumulated deferred income taxes                244                  244
    Investment tax credits                           44                   44
    Income tax related regulatory
      liabilities, net                               46                   46
    Other                                             7                    7
                                               --------  --------   --------
                                                    341                  341
                                               --------  --------   --------
                                                 $1,434        $0     $1,434
                                               ========  ========   ========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $728
                                               --------

 OPERATING EXPENSES AND TAXES
   Fuel and purchased power                         324
   Other operating                                  118
   Maintenance                                       38
   Depreciation and amortization                     76
   Taxes, other than income                          27
   Income taxes                                      39
                                               --------
                                                    622
                                               --------
 OPERATING INCOME                                   106
                                               --------
 OTHER INCOME AND DEDUCTIONS
    Other                                           (35)
                                               --------
                                                    (35)
                                               --------
 INCOME BEFORE INTEREST CHARGES                      71
                                               --------
 INTEREST CHARGES
   Interest on long-term debt                        30
   Interest on short-term debt and other              5
                                               --------
                                                     35
                                               --------

 NET INCOME                                          36

 PREFERRED STOCK DIVIDENDS                            1
                                               --------
 NET INCOME FOR COMMON STOCK                        $35
                                               ========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT SEPTEMBER 30, 1995           $162
 Add: Net income (loss) for common stock             35
                                               --------
                                                    197
 Deduct: Common stock dividends                      50
                                               --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1996           $147
                                               ========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                   $1,406               $1,406
    Transmission                                    451                  451
    Distribution                                    835                  835
    General                                         272                  272
    Construction work in progress                    50                   50
                                               --------  --------   --------
                                                  3,014                3,014
    Less - Accumulated depreciation               1,175                1,175
                                               --------  --------   --------
                                                  1,839                1,839
                                               --------  --------   --------
 CURRENT ASSETS
    Cash and temporary cash investments               2                    2
    Accounts receivable                              60                   60
    Materials and supplies, at average costs         29                   29
    Fuel inventory, at average cost                  64                   64
    Accumulated deferred income taxes                 0                    0
    Under-recovered fuel costs                       10                   10
    Prepayments and other                            16                   16
                                               --------  --------   --------
                                                    181                  181
                                               --------  --------   --------
 DEFERRED CHARGES AND OTHER ASSETS                   83                   83
                                               --------  --------   --------
                                                 $2,103        $0     $2,103
                                               ========  ========   ========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $18 par value;
      authorized 7,600,000 shares;
      issued and outstanding 7,536,640 shares      $136                 $136
    Paid-in capital                                 245                  245
    Retained earnings                               325                  325
                                               --------  --------   --------
      Total common stock equity                     706                  706

    Preferred stock
      Not subject to mandatory redemption            16                   16
      Subject to mandatory redemption                32                   32
    Long-term debt                                  596                  596
                                               --------  --------   --------
      Total capitalization                        1,350                1,350
                                               --------  --------   --------

 CURRENT LIABILITIES
    Long-term debt and preferred stock due
       within twelve months                           5                    5
    Advances from affiliates                         78                   78
    Payable to affiliates                            53                   53
    Accounts payable                                 44                   44
    Customer deposits                                11                   11
    Accrued taxes                                    42                   42
   Accumulated deferred income taxes                  2                    2
    Accrued interest                                 12                   12
    Other                                            16                   16
                                               --------  --------   --------
                                                    263                  263
                                               --------  --------   --------
 DEFERRED CREDITS
   Accumulated deferred income taxes                371                  371
    Investment tax credits                           73                   73
    Income tax related regulatory
      liabilities, net                               38                   38
    Other                                             8                    8
                                               --------  --------   --------
                                                    490                  490
                                               --------  --------   --------
                                                 $2,103        $0     $2,103
                                               ========  ========   ========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $904
                                               --------

 OPERATING EXPENSES AND TAXES
   Fuel and purchased power                         403
   Other Operating                                  129
   Maintenance                                       43
   Depreciation and amortization                     90
   Taxes, other than income                          47
   Income taxes                                      44
                                               --------
                                                    756
                                               --------
 OPERATING INCOME                                   148
                                               --------
 OTHER INCOME AND DEDUCTIONS
   Other                                            (20)
                                               --------
                                                    (20)
                                               --------

 INCOME BEFORE INTEREST CHARGES                     128
                                               --------
 INTEREST CHARGES
   Interest on long-term debt                        45
   Interest on short-term debt and other              7
                                               --------
                                                     52
                                               --------

 NET INCOME                                          76

 PREFERRED STOCK DIVIDENDS                            3
                                               --------
 NET INCOME FOR COMMON STOCK                        $73
                                               ========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT SEPTEMBER 30, 1995           $324
 Add: Net income (loss) for common stock             73
                                               --------
                                                    397
 Deduct: Common stock dividends                      72
                                               --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1996           $325
                                               ========

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------

 ASSETS

 FIXED ASSETS
   Electric utility plant
   Production                                      $416                 $416
   Transmission                                     200                  200
   Distribution                                     343                  343
   General                                           94                   94
   Construction work in progress                     26                   26
                                               --------  --------   --------
                                                  1,079                1,079
   Less - Accumulated depreciation                  412                  412
                                               --------  --------   --------
                                                    667                  667
                                               --------  --------   --------
 CURRENT ASSETS
   Cash and temporary cash investments                1                    1
   Accounts receivable                               21                   21
   Materials and supplies, at average cost           16                   16
   Fuel inventory, at average cost                    8                    8
   Coal inventory, at LIFO cost                       7                    7
   Accumulated deferred income taxes                  3                    3
   Under-recovered fuel costs                         4                    4
   Prepayments and other                              1                    1
                                               --------  --------   --------
                                                     61                   61
                                               --------  --------   --------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred Oklaunion costs                          23                   23
    Regulatory assets                                11                   11
   Other                                             33                   33
                                               --------  --------   --------
                                                     67                   67
                                               --------  --------   --------
                                                   $795        $0       $795
                                               ========  ========   ========

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common stock, $25 par value;
    authorized 7,800,000 shares;
    issued and outstanding 5,488,560 shares        $137                 $137
   Paid-in capital                                    2                    2
   Retained earnings                                126                  126
                                               --------  --------   --------
     Total common stock equity                      265                  265

   Preferred stock
    Not subject to mandatory redemption               6                    6
   Long-term debt                                   274                  274
                                               --------  --------   --------
     Total capitalization                           545                  545
                                               --------  --------   --------
 CURRENT LIABILITIES

   Long-term debt due within twelve months            0                    0
   Advances from affiliates                           4                    4
   Payables to affiliates                             7                    7
   Accounts payable                                  18                   18
   Accrued taxes                                     18                   18
   Accrued interest                                   9                    9
   Other                                              3                    3
                                               --------  --------   --------
                                                     59                   59
                                               --------  --------   --------
 DEFERRED CREDITS
   Accumulated deferred income taxes                142                  142
   Investment tax credits                            30                   30
   Investment tax related regulatory
     liabilities, net                                15                   15
   Other                                              4                    4
                                               --------  --------   --------
                                                    191                  191
                                               --------  --------   --------
                                                   $795        $0       $795
                                               ========  ========   ========

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $370
                                               --------

 OPERATING EXPENSES AND TAXES
   Fuel and purchased power                         160
   Other Operating                                   66
   Maintenance                                       14
   Depreciation and amortization                     39
   Taxes, other than income                          22
   Income taxes                                      14
                                               --------
                                                    315
                                               --------
 OPERATING INCOME                                    55
                                               --------
 OTHER INCOME AND DEDUCTIONS                        (12)
                                               --------

 INCOME BEFORE INTEREST CHARGES                      43
                                               --------
 INTEREST CHARGES
   Interest on long-term debt                        22
   Interest on short-term debt and other              4
                                               --------
                                                     26
                                               --------
 NET INCOME                                          17

 PREFERRED STOCK DIVIDENDS                            0
                                               --------
 NET INCOME FOR COMMON STOCK                        $17
                                               ========

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)





 RETAINED EARNINGS AT SEPTEMBER 30, 1995           $142
 Add: Net income (loss) for common stock             17
                                               --------
                                                    159
 Deduct: Common stock dividends                      33
                                               --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1996           $126
                                               ========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------
 ASSETS

   General plant                                   $118                 $118
   Less - Accumulated depreciation                   26                   26
                                               --------  --------   --------
                                                     92                   92
                                               --------  --------   --------
 CURRENT ASSETS
   Cash and temporary cash investments                1                    1
   Accounts receivable                               18                   18
   Accounts receivable non - affiliated               5                    5
   Prepayments and other                             13                   13
                                               --------  --------   --------
                                                     37                   37
                                               --------  --------   --------
 DEFERRED CHARGES AND OTHER ASSETS                    2                    2
                                               --------  --------   --------
                                                   $131        $0       $131
                                               ========  ========   ========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Long-term debt                                   $60                  $60
                                               --------  --------   --------
     Total capitalization                            60                   60
                                               --------  --------   --------


 CURRENT LIABILITIES
   Accounts payable                                  13                   13
   Advances from affiliates and other                37                   37
                                               --------  --------   --------
                                                     50                   50
                                               --------  --------   --------

 DEFERRED CREDITS                                    21                   21

                                               --------  --------   --------
                                                   $131        $0       $131
                                               ========  ========   ========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 OPERATING REVENUE                                   $0
                                               --------

 OPERATING EXPENSES AND TAXES
   Other Operating                                  223
   Maintenance                                        3
   Depreciation and amortization                      9
   Taxes, other than income taxes                     7
   Income taxes                                       1
                                               --------
                                                    243
                                               --------
 OPERATING INCOME                                  (243)
                                               --------

 OTHER INCOME AND DEDUCTIONS                        249
                                               --------
 INCOME BEFORE INTEREST CHARGES                       6
                                               --------

 INTEREST CHARGES                                     6
                                               --------
 NET INCOME FOR COMMON STOCK                         $0
                                               ========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (millions)


 RETAINED EARNINGS AT SEPTEMBER 30, 1995             $0
 Add: Net income (loss) for common stock              0
                                               --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1996             $0
                                               ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)
                                                                DR         CR
                                                             --------   --------
 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

          None

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

          None

 CENTRAL POWER AND LIGHT COMPANY

          None

 PUBLIC SERVICE COMPANY OF OKLAHOMA

          None

 SOUTHWESTERN ELECTRIC POWER COMPANY

          None

 WEST TEXAS UTILITIES COMPANY

          None

 CENTRAL AND SOUTH WEST SERVICES, INC.

          None

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to September 30, 1996, other than in the ordinary course of business. See CSW Combined Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 CAPITALIZATION RATIOS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
                                              Common
                                               Stock    Preferred  Long-term
                                               Equity     Stock      Debt
                                              --------  --------   --------

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Per books                     44.6%      3.9%      51.6%

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Pro forma                     44.6%      3.9%      51.6%

 Central and South West Corporation (Corporate)
   Per books                                   100.0%      0.0%       0.0%

 Central and South West Corporation (Corporate)
   Pro forma                                   100.0%      0.0%       0.0%

 Central Power and Light Company
   Per books                                    44.9%      7.8%      47.3%

 Central Power and Light Company
   Pro forma                                    44.9%      7.8%      47.3%

 Public Service Company of Oklahoma
   Per books                                    52.4%      2.2%      45.5%

 Public Service Company of Oklahoma
   Pro forma                                    52.4%      2.2%      45.5%

 Southwestern Electric Power Company
   Per books                                    52.3%      3.6%      44.1%

 Southwestern Electric Power Company
   Pro forma                                    52.3%      3.6%      44.1%

 West Texas Utilities Company
   Per books                                    48.6%      1.1%      50.3%

 West Texas Utilities Company
   Pro forma                                    48.6%      1.1%      50.3%

 Central and South West Services, Inc.
   Per books                                     0.0%      0.0%     100.0%

 Central and South West Services, Inc.
   Pro forma                                     0.0%      0.0%     100.0%

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



      The notes to consolidated financial statements included in Central and South West Corporation's 1995 Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                          Page
                                                        Reference

 1995 Annual Report on Form 10-K                  pages 2-32 through 2-67